Exhibit 10.8

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

Amendment No. 2 To Master Supply Agreement

This Amendment No. 2 (the “Second Amendment”) is effective as of July 24, 2020 (the “Second Amendment Effective Date”) by and among: FibroGen, Inc. and its Affiliates (collectively, “FibroGen”); and Shanghai SynTheAll Pharmaceutical Co., Ltd (d/b/a “上海合全药业有限公司”) (“Shanghai STA”); and STA Pharmaceutical Hong Kong Limited (d/b/a “合全药业香港有限公司”) (“STA Hong Kong”) (STA Hong Kong, Shanghai STA, and each of their Affiliates are collectively referred to as “STA”).  This Second Amendment amends the Master Supply Agreement entered into by and between STA and FibroGen on March 2, 2020 as amended by Amendment No. 1 on May 11, 2020 (collectively, the “Master Supply Agreement”). STA and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”. The Master Supply Agreement and this Second Amendment are collectively, “the Agreement”.

Whereas, the Parties desire to amend the Master Supply Agreement to allow for certain Manufacturing Services and the production of certain Products to be performed at the [*] Facility (defined in Sect. 3.1) pursuant to the requirements set forth in Sect. 3.1 of the Agreement; and

Whereas, the Parties desire to continue the relationship as set forth under the Master Supply Agreement as amended by this Second Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Second Amendment shall have the meaning ascribed to them in the Master Supply Agreement.
(2)	Sect 1.69 of the Master Supply Agreement is hereby deleted in its entirety and replaced with the following:

“1.69 “STA Facility” means the facility listed in Section 3.1 hereto, which facility is owned and operated by STA and will be used for the performance of Manufacturing Services and the production of Products. [*]”

(3)	Sect. 3.1 of the Master Supply Agreement is hereby deleted in its entirety and replaced with the following:

“3.1 STA Facility. With the exception of FG-[*] as set forth in this Sect. 3.1, all Product manufactured for FibroGen hereunder shall be manufactured solely by STA at the STA Facility located at [*]. The STA Facility may not be changed without a signed writing by STA and FibroGen. [*]”

1

A02/STA Master Supply Agreement

C: 00031947.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.

(4)

This Second Amendment, together with the Master Supply Agreement as amended by Amendment No.1, contains the entire understanding of the Parties with respect to the subject matter hereof.  Except as otherwise provided herein, the Master Supply Agreement has not been modified or amended and remains in full force and effect.  All express or implied agreements and understandings, either oral or written, heretofore made with respect to subject matter herein are expressly superseded in this Second Amendment.

(5)

This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to the Master Supply Agreement as of the Second Amendment Effective Date.

STA Pharmaceutical Hong Kong Limited		FIBROGEN, INC.
By:	/s/ Xiaoyong Fu	By:	/s/ Michael Martinelli
Name:	Xiaoyong Fu	Name:	Michael Martinelli
Title:	SVP	Title:	SVP Tech Dev
Date:	8/26/2020	Date:	8/28/2020

SHANGHAI SYNTHEALL PHARMACEUTICAL CO., LTD.
By:	/s/ Xiaoyong Fu
Name:	Xiaoyong Fu
Title:	SVP
Date:	8/26/2020

2

A02/STA Master Supply Agreement

C: 00031947.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the company if publicly disclosed.